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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 13, 2005
(Date of earliest event reported)

ALDERWOODS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-33277 (Commission File Number)	52-1522627 (IRS Employer Identification No.)
311 Elm Street, Suite 1000, Cincinnati, Ohio 45202 (Address of Principal Executive Offices, including Zip Code)

(513) 768-7400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On May 13, 2005, Alderwoods Group, Inc., a Delaware corporation (the "Company"), filed a registration statement on Form S-4 with the Securities and Exchange Commission relating to the exchange offer of its 7 3/4% Senior Notes due 2012. Included in that registration statement is the Company's condensed consolidating guarantor financial information as of March 26, 2005 (unaudited), for the 12 weeks ended March 26, 2005 (unaudited) and March 27, 2004 (unaudited), as of January 1, 2005 and January 3, 2004 and for the 52 weeks ended January 1, 2005, the 53 weeks ended January 3, 2004 and the 52 weeks ended December 28, 2002. Also included in the registration statement is a report of KPMG LLP, independent registered public accounting firm, dated March 24, 2005, relating to the condensed consolidating guarantor financial information as of January 1, 2005 and January 3, 2004 and for the 52 weeks ended January 1, 2005, the 53 weeks ended January 3, 2004 and the 52 weeks ended December 28, 2002. The financial information and related report of KPMG LLP are filed as part of this current report on Form 8-K as Exhibits 99.1 and 23.1, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Alderwoods Group, Inc. Condensed Consolidating Guarantor Financial Information

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alderwoods Group, Inc.
By:	/s/ ELLEN NEEMAN Ellen Neeman Senior Vice President, Legal & Compliance

Date: May 13, 2005

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Alderwoods Group, Inc. Condensed Consolidating Guarantor Financial Information

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EXHIBIT INDEX